UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23697

Popular High Grade Fixed-Income Fund, Inc.

(Exact name of Registrant as specified in charter)

Popular Center North Building, Second Level (Fine Arts),

209 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number, including Area Code: +1 (787) 754-4488

Manuel Rodriguez Boissen

Secretary

Popular Center North Building, Second Level (Fine Arts),

209 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: July 1, 2021- December 31, 2021

Item 1. Report to Stockholders.

(a)

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	3
Disclosure of Fund Expenses	8
Schedule of Investments	9
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Statement of Cash Flows	20
Financial Highlights	22
Notes to Financial Statements	23
Other Information	35
Statement Regarding Basis for Approval of Investment Advisory Contract	36
Statement Regarding Liquidity Risk Management Program	39

Popular High Grade Fixed Income Fund, Inc.	Shareholder Letter
December 31, 2021 (Unaudited)

LETTER TO SHAREHOLDERS

Dear Shareholder:

The Popular High Grade Fixed Income Fund, Inc. (hereinafter referred to as the “Fund”), is pleased to present its Letter to Shareholders for the six-month period ending on December 31, 2021.

During the second half of 2021, despite the spread of the Delta and Omicron variants, indicators of economic activity and employment continued to strengthen. Nevertheless, supply bottlenecks related to the pandemic contributed to high levels of inflation and proved to be more persistent than the Federal Reserve originally expected. Moreover, consumer price inflation, as measured by the 12-month percentage change in the price index for personal consumption expenditures (“PCE”), increased to 5.8% as of December 31, 2021, reaching its highest level in nearly four decades.

As a result, at its November 2021 meeting, the Federal Reserve Open Market Committee (“FOMC”) announced that it would begin reducing asset purchases by $15 billion a month from its current pace of $120 billion, starting in mid-November 2021, while it left the federal funds rate unchanged at the range of 0.00% to 0.25%. However, in its December 2021 meeting, as inflationary pressures broadened, the FOMC decided to double the speed of the reduction in asset purchases to $30 billion per month. Also, the FOMC updated its economic projections to reflect an increase to 0.90% in the estimate for the federal funds rate for 2022, thus anticipating three 0.25% rate hikes during 2022.

In anticipation of tighter monetary policy from the Federal Reserve, during the six-month reporting period the U.S. Treasury curve flattened, as the 30-year U.S. Treasury yield decreased 18 bps, from 2.09% to 1.91%, while the 2-year U.S. Treasury yield increased by 49 bps, from 0.25% to 0.74%. In domestic markets, broad equity indexes posted solid returns, while corporate and high yield bonds modestly underperformed higher quality bonds.

As of the date hereof, U.S. economy activity and labor market conditions have continued to improve. Nonetheless, supply and demand imbalances have contributed to higher levels of inflation. Accordingly, in its January 2022 statement, the FOMC indicated that it expects it will soon be appropriate to raise the target range for the federal funds rate. Consequently, U.S. equities fell, and U.S. Treasury rates increased as markets adjusted their expectations. As of January 31, 2022, pricing in the fed funds futures market reflected an estimated five 0.25% rate hikes over the course of calendar year 2022. In addition, in early February 2022, geopolitical tensions intensified as U.S. President Joe Biden warned of the possibility that Russia could invade Ukraine, as Russia increased its military troops alongside the Ukrainian border.

As of the date of this letter, Russia has invaded Ukraine. U.S. Treasury yields immediately fell following the attack, as investors sought safe-haven assets. It remains to be seen if Russia’s offensive will have implications for the Fed’s policy outlook.

Semi-Annual Report | December 31, 2021	1

Popular High Grade Fixed Income Fund, Inc.	Shareholder Letter
December 31, 2021 (Unaudited)

With higher inflation, an impending monetary policy tightening cycle, and the escalation of geopolitical risks, current market conditions present a challenging environment for the management of the Fund. Notwithstanding, Popular Asset Management LLC remains committed to seeking investment opportunities, within the allowed parameters, and providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

Juan O. Guerrero
Chairman of the Board

2	(787) 754-4488 | www.popular.com

Popular High Grade Fixed Income Fund, Inc.	Portfolio Update
December 31, 2021 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and, as of May 21, 2021, is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof, by May 24, 2021. The Fund complied with the law and was registered under the 1940 Act by May 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exemption. In connection with the process required for registration of the Fund’s securities, certain operational changes were implemented including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended its current offerings of securities, pending registration of its securities under the U.S. Securities Act of 1933, as amended.

HOW DID THE FUND PERFORM IN THE PAST 6 MONTHS?

The following table shows performance, excluding sales charges, for the 6-month period that ended December 31, 2021:

Figure 1. Performance as of 12/31/2021

6-Month Total Return
Popular High Grade Fixed-Income Fund, Class A Shares	-0.59%
Bloomberg U.S. Aggregate Bond Index	0.06%

Performance for the recent period reflects non-recurrent expenses associated with the Fund’s registration efforts under the 1940 Act. Based on the Fund’s Annual Report as of June 30, 2021, these annual extraordinary expenses are estimated at 0.12% of net assets.

The Bloomberg U.S. Aggregate Bond Index is a broad-based index of investment grade bonds in the United States. It is not possible to invest directly in the index. In contrast with the Fund, performance figures for the index do not reflect any expenses.

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

Semi-Annual Report | December 31, 2021	3

Popular High Grade Fixed Income Fund, Inc.	Portfolio Update
December 31, 2021 (Unaudited)

The following table provides summary data on the Fund’s dividends as of year-end:

Figure 2. Dividend Information as of 12/31/2021

Dividend Yield
Popular High Grade Fixed-Income Fund, Class A Shares
Based on initial NAV of $10.00	2.10%
Popular High Grade Fixed-Income Fund, Class A Shares
Based on 12/31/2021 NAV of $5.94	3.54%

The Fund seeks to pay monthly dividends out of its net investment income. In order to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. All monthly dividends paid by the Fund during the fiscal year were paid from net investment income. The basis of the distributions is the Fund's net investment income for tax purposes.

HOW IS THE FUND POSITIONED?

The investment advisor of the Fund strives to select assets that maximize risk/return relationships, while adhering to the investment objectives of the Fund. In this process, significant emphasis is given to credit quality, yield opportunities and market conditions.

The Fund uses leverage, in the form of financing of up to 33⅓% of the Fund’s total assets. The Fund may engage in certain interest rate swaps, options and futures transactions and invest in other derivatives to reduce its exposure to interest rate movements or to enhance portfolio returns.

Substantially all the Fund’s holdings trade in the U.S. financial markets. As of December 31, 2021, mortgage-backed securities guaranteed by U.S. Government Agencies represented 39.5% of the investment portfolio. U.S. Municipal bonds and U.S. Government Agency debentures represented 26.3% and 6.8%, respectively, of the portfolio.

In addition, 23.0% of the Fund's investment portfolio as of December 31, 2021, consists of Puerto Rico municipal securities. Bonds issued by the Puerto Rico Sales Tax Financing Corporation ("COFINA" by its Spanish acronym) represent the largest portion, with a 12.0% weighing in the portfolio at the end of the fiscal year.

Below, Figure 3 depicts the breakdown of the investment portfolio as of December 31, 2021. For more details on any of the security categories, please refer to the enclosed Schedule of Investments.

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Popular High Grade Fixed Income Fund, Inc.	Portfolio Update
December 31, 2021 (Unaudited)

Figure 3. Asset Allocation as of December 31, 2021

The following tables show the allocation of the portfolio using various metrics as of the end of the fiscal year. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Figure 4. Geographic Allocation as of 12/31/2021

% of Total Portfolio
Puerto Rico	62.4%
United States	37.6%
Total	100.0%

Figure 5. Key Portfolio Positions as of 12/31/2021

% of Total Portfolio
Puerto Rico Mortgage-Backed Securities	39.5%
U.S. Municipal Bonds	26.3%
Puerto Rico COFINA bonds	12.0%
Other Puerto Rico Municipal Bonds	11.0%
U.S. Government Agency Bonds	6.8%
U.S Corporate Bonds	4.4%
Other	< 0.1%
Total	100.0%

The following table shows the composition of the Fund’s portfolio by credit rating. The ratings used are the highest rating given by one of the three nationally recognized rating agencies: Fitch Ratings ("Fitch"), Moody's Investors Service ("Moody's"), and S&P Global Ratings ("S&P"). Ratings are subject to change.

Semi-Annual Report | December 31, 2021	5

Popular High Grade Fixed Income Fund, Inc.	Portfolio Update
December 31, 2021 (Unaudited)

Figure 6. Credit Quality Allocation as of 12/31/2021

% of Total Portfolio
AAA	76.1%
AA	8.0%
A	0.0%
BBB	3.9%
Not Rated	12.0%
Total	100.0%

The “Not Rated” category is almost entirely comprised by the COFINA bonds issued in 2019 as part of the restructuring of its previously outstanding bonds. The bonds were issued without a rating from any of the agencies pending a determination from the Board of Directors of COFINA on the appropriate timing to apply for such ratings. As of December 31, 2021, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGING

The Popular High Grade Fixed-Income Fund is permitted to use leverage in an amount not to exceed 33⅓% of the Fund’s total assets. The Fund obtains leverage by borrowing, using its investment portfolio as well as securities otherwise obtained as collateral.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such funds. In such an event, the Fund’s net income will be greater than it would be without leverage.

If, on the other hand, the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such borrowed funds, the Fund’s net income will be less than it would be without leverage.

Leverage may increase the risk for shareholders. In addition, leverage may have a negative impact on net asset value. Leverage could also increase market price volatility, interest rate and market risk. On the other hand, adding leverage to the Fund could result in higher net income.

6	(787) 754-4488 | www.popular.com

Popular High Grade Fixed Income Fund, Inc.	Portfolio Update
December 31, 2021 (Unaudited)

As of December 31, 2021, the Fund had the following leverage outstanding:

Repurchase Agreements	$26,684,000
Leverage Ratio	23.7%

Refer to the Schedule of Investments for a detail of the pledged securities and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

Semi-Annual Report | December 31, 2021	7

Popular High Grade Fixed Income Fund, Inc.	Disclosure of Fund Expenses
December 31, 2021 (Unaudited)

Examples. As a shareholder of the Popular High Grade Fixed Income Fund, Inc., (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2021 and held through December 31, 2021.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period July 1, 2021 - December 31, 2021” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expense Ratio	Expenses Paid During Period
Popular High Grade Fixed Income Fund, Inc.
Class A
Actual	$1,000.00	$993.40	1.72%	$8.64
Hypothetical (5% return before expenses)	$1,000.00	$1,016.53	1.72%	$8.74

8	(787) 754-4488 | www.popular.com

Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments
December 31, 2021 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Municipal Bonds (34.44%)
California (0.68%)
$465,000	Northern California Power Agency LODI Energy Center Revenue Bonds- Series 2016	5.679%	06/01/35	$580,318
Georgia (2.59%)
2,000,000	Gwinnett County Georgia Development Authority Revenue Taxable Gwinnett Center Expansion(a)	4.170%	09/01/46	2,212,446
Illinois (5.09%)
300,000	State of Illinois Sales Tax Revenue Bonds- Series September 2016	2.720%	06/15/27	309,391
360,000	State of Illinois Sales Tax Revenue- Series March 2014	4.620%	06/15/38	397,954
3,530,000	State of Illinois Sales Tax Revenue Bond- Series September 2016B	2.870%	06/15/29	3,631,185
Kansas (1.26%)
880,000	State of Kansas Department of Transportation Highway Revenue Bonds- Series 2010A	4.596%	09/01/35	1,072,320
Kentucky (1.71%)
1,405,000	Kentucky Housing Corporation Revenue Bonds- Series 2016A(a)	3.860%	01/01/34	1,460,041
Maryland (4.77%)
1,250,000	Baltimore County, Maryland General Obligation Unlimited Bonds- Series 2016	2.988%	07/01/34	1,370,356
1,250,000	Baltimore County, Maryland General Obligation Unlimited Bonds- Series 2016	3.038%	07/01/35	1,375,985
1,200,000	Baltimore County, Maryland General Obligation Unlimited Bonds- Series 2016	3.088%	07/01/36	1,322,000
New York (4.92%)
1,000,000	New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds- Series 2017B Subseries B-3(a)	2.770%	08/01/28	1,042,456

See Notes to Financial Statements
Semi-Annual Report | December 31, 2021	9

Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments
December 31, 2021 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
New York (continued)
$475,000	New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds- Series 2012D	4.200%	11/01/30	$551,173
65,000	New York State Dormitory Authority- Series 2010H	5.289%	03/15/33	78,142
1,800,000	New York State Environmental Facilities Corporation Revenue Bonds- Series 2010B	5.807%	06/15/39	2,519,641

North Carolina (3.52%)
1,000,000	University of North Carolina Taxable General Revenue Refunding Bonds- Series 2016C	2.529%	12/01/26	1,052,954
1,760,000	University of North Carolina Taxable General Revenue Refunding Bonds- Series 2016C	3.327%	12/01/36	1,950,387

Texas (7.05%)
1,000,000	Texas A&M University System Revenue Financing System Bonds- Series 2017A	3.231%	05/15/27	1,085,674
2,000,000	Texas A&M University System Revenue Financing System Bonds- Series 2017A	3.331%	05/15/28	2,194,264
1,000,000	Texas A&M University System Revenue Financing System Bonds- Series 2017A	3.481%	05/15/31	1,132,501
795,000	Texas A&M University System Permanent University Fund Bonds- Series 2015B	3.600%	07/01/36	845,125
600,000	University of Texas System Revenue Financing System Bonds- Series 2016A	3.852%	08/15/46	753,234

Virginia (1.23%)
945,000	Virginia State Resources Authority Infrastructure Revenue Taxable	4.250%	11/01/38	1,046,907

Washington (1.62%)
1,295,000	City of Seattle, Washington Limited General Obligation Improvement and Refunding Bonds- Series 2016B	2.875%	04/01/32	1,380,392

See Notes to Financial Statements
10	(787) 754-4488 | www.popular.com

Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments
December 31, 2021 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Total Municipal Bonds				$29,364,846
(Cost $27,225,689)

Puerto Rico Agencies (14.40%)
5,000,000	Puerto Rico Electric Power Authority(a)(d)	3.625%	07/01/23	5,053,424
2,650,000	Puerto Rico Highways and Transportation Authority - Highway Revenue Refunding Bonds- Series AA(a)(d)	4.950%	07/01/26	2,667,208
3,770,000	Puerto Rico Public Housing Finance Authority - Affordable Housing Mortgage Subsidy Program Single Family Mortgage Revenue Bonds, Portfolio II(a)(d)	6.750%	12/01/28	4,559,953

Total Puerto Rico Agencies				12,280,585
(Cost $11,785,935)

Puerto Rico Government Instrumentalities Tax Exempt Notes(15.63%)
4,775,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(a)(b)(c)(d)	0.000%	07/01/46	1,622,686
3,890,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(a)(b)(c)(d)	0.000%	07/01/51	953,105
367,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(c)(d)	4.500%	07/01/34	401,205
186,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(c)(d)	4.550%	07/01/40	212,060
1,364,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(c)(d)	4.750%	07/01/53	1,558,474
3,450,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(c)(d)	5.000%	07/01/58	3,993,572
1,888,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(c)(d)	4.329%	07/01/40	2,127,394

See Notes to Financial Statements
Semi-Annual Report | December 31, 2021	11

Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments
December 31, 2021 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (continued)
$57,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(c)(d)	4.536%	07/01/53	$64,396
758,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(c)(d)	4.784%	07/01/58	867,617
164,000	Puerto Rico Sales Tax Financing Corporation - Capital Appreciation Restructured Series A-1(a)(b)(c)(d)	0.000%	07/01/24	158,317
355,000	Puerto Rico Sales Tax Financing Corporation - Capital Appreciation Restructured Series A-1(a)(b)(c)(d)	0.000%	07/01/27	328,238
346,000	Puerto Rico Sales Tax Financing Corporation - Capital Appreciation Restructured Series A-1(a)(b)(c)(d)	0.000%	07/01/29	303,655
445,000	Puerto Rico Sales Tax Financing Corporation - Capital Appreciation Restructured Series A-1(a)(b)(c)(d)	0.000%	07/01/31	362,028
501,000	Puerto Rico Sales Tax Financing Corporation - Capital Appreciation Restructured Series A-1(a)(b)(c)(d)	0.000%	07/01/33	379,756

Total Puerto Rico Government Instrumentalities Tax Exempt Notes				13,332,503
(Cost $11,325,508)

Puerto Rico Collateralized Mortgage Obligations (0.02%)(e)
$14,865	Banktrust Mortgage Trust 3(f)	5.950%	08/01/23	$14,865
(Cost $14,865)

Total Puerto Rico Collateralized Mortgage Obligations				$14,865

Puerto Rico GNMA Bonds (12.83%)(g)
372,580	GNMA Pool 609097	5.000%	06/15/38	397,853
335,916	GNMA Pool 719882	5.000%	08/15/39	378,829
288,340	GNMA Pool 691686	5.000%	02/15/40	324,620
37,938	GNMA Pool 636498	5.500%	04/15/25	41,624
138,895	GNMA Pool 593621	5.500%	12/15/32	146,909
192,555	GNMA Pool 572021	5.500%	01/15/33	204,690
46,468	GNMA Pool 597878	5.500%	02/15/33	51,083
103,916	GNMA Pool 597885	5.500%	04/15/33	114,266
38,583	GNMA Pool 597888	5.500%	05/15/33	42,410
47,196	GNMA Pool 622056	5.500%	03/15/34	51,844
84,581	GNMA Pool 631039	5.500%	01/15/35	92,983
214,578	GNMA Pool 631045	5.500%	03/15/35	237,048

See Notes to Financial Statements
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Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments
December 31, 2021 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (continued)
$227,263	GNMA Pool 592837	5.500%	06/15/35	$251,176
61,275	GNMA Pool 643745	5.500%	07/15/35	67,360
54,083	GNMA Pool 618256	5.500%	07/15/35	59,440
198,128	GNMA Pool 643758	5.500%	01/15/36	217,706
415,348	GNMA Pool 678611	5.500%	11/15/38	470,849
168,381	GNMA Pool 456374	6.000%	02/15/29	185,668
92,936	GNMA Pool 636530	6.000%	05/15/30	102,230
134,639	GNMA Pool 597887	6.000%	05/15/33	148,326
69,405	GNMA Pool 597883	6.000%	05/15/33	76,367
87,260	GNMA Pool 607382	6.000%	08/15/33	96,022
124,700	GNMA Pool 597899	6.000%	08/15/33	137,376
176,555	GNMA Pool 622036	6.000%	08/15/33	194,834
101,601	GNMA Pool 622041	6.000%	09/15/33	111,925
53,140	GNMA Pool 608642	6.000%	07/15/34	58,478
45,370	GNMA Pool 631050	6.000%	03/15/35	49,932
161,434	GNMA Pool 618257	6.000%	07/15/35	177,827
119,123	GNMA Pool 643761	6.000%	01/15/36	130,975
179,627	GNMA Pool 643759	6.000%	01/15/36	197,900
3,578,632	GNMA Pool 782087(h)	6.000%	04/15/36	4,156,644
79,840	GNMA Pool 647562	6.000%	05/15/36	87,849
232,919	GNMA Pool 638705	6.000%	11/15/36	257,717
64,307	GNMA Pool 663448	6.000%	03/15/37	65,900
234,114	GNMA Pool 678609	6.000%	11/15/38	258,369
42,279	GNMA Pool 572103	6.500%	04/15/34	46,384
89,611	GNMA Pool 572113	6.500%	06/15/34	98,312
53,904	GNMA Pool 572122	6.500%	07/15/34	59,138
69,732	GNMA Pool 572128	6.500%	08/15/34	76,502
22,465	GNMA Pool 572136	6.500%	10/15/34	24,770
82,757	GNMA Pool 592840	6.500%	07/15/35	92,136
151,985	GNMA Pool 592859	6.500%	12/15/35	172,232
56,638	GNMA Pool 618293	6.500%	12/15/35	62,137
67,305	GNMA Pool 592865	6.500%	01/15/36	73,840
74,558	GNMA Pool 592874	6.500%	03/15/36	81,797
42,832	GNMA Pool 592880	6.500%	04/15/36	46,991
214,455	GNMA Pool 678612	6.500%	11/15/38	241,666
195,387	GNMA Pool 678608	7.000%	12/15/38	219,955
Total Puerto Rico GNMA Bonds				10,940,889
(Cost $9,742,330)

Puerto Rico Fannie Mae Bonds (36.37%)(i)
735,183	FNMA Pool AC0808	5.000%	11/01/39	832,608
391,250	FNMA Pool 758601	5.500%	01/01/35	434,699
230,187	FNMA Pool 745292	5.500%	05/01/35	261,330
1,515,520	FNMA Pool 827687(h)	5.500%	11/01/35	1,731,049
458,697	FNMA Pool 827684	5.500%	11/01/35	515,063
482,729	FNMA Pool 827698(h)	5.500%	12/01/35	537,977

See Notes to Financial Statements
Semi-Annual Report | December 31, 2021	13

Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments
December 31, 2021 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (continued)
$404,356	FNMA Pool 827695	5.500%	12/01/35	$454,141
388,998	FNMA Pool 829461	5.500%	01/01/36	432,481
706,933	FNMA Pool 850022	5.500%	04/01/36	805,469
449,222	FNMA Pool 850019	5.500%	04/01/36	504,641
452,062	FNMA Pool 827685	6.000%	11/01/35	513,057
98,963	FNMA Pool 827696	6.000%	12/01/35	108,920
2,028,531	FNMA Pool 827712(h)	6.000%	01/01/36	2,352,515
414,256	FNMA Pool 827709	6.000%	01/01/36	467,306
1,041,641	FNMA Pool 849982(h)	6.000%	02/01/36	1,208,049
1,183,095	FNMA Pool 849985(h)	6.000%	02/01/36	1,372,079
1,565,281	FNMA Pool 850013(h)	6.000%	03/01/36	1,815,383
180,263	FNMA Pool 850010	6.000%	03/01/36	198,950
466,897	FNMA Pool 850020	6.000%	04/01/36	529,914
845,067	FNMA Pool 850023(h)	6.000%	04/01/36	965,122
1,557,737	FNMA Pool 850033(h)	6.000%	05/01/36	1,806,567
6,906	FNMA Pool 850029(h)	6.000%	05/01/36	7,607
119,026	FNMA Pool 850039	6.000%	06/01/36	131,189
966,928	FNMA Pool 850042(h)	6.000%	06/01/36	1,121,398
970,064	FNMA Pool 850058(h)	6.000%	07/01/36	1,125,082
272,446	FNMA Pool 850055	6.000%	07/01/36	304,073
104,100	FNMA Pool 850069	6.000%	08/01/36	114,708
232,127	FNMA Pool 881251	6.000%	09/01/36	257,909
550,607	FNMA Pool 881266	6.000%	10/01/36	617,432
162,575	FNMA Pool 881262	6.000%	10/01/36	179,184
242,897	FNMA Pool 881281	6.000%	11/01/36	268,801
1,867,196	FNMA Pool 904973(h)	6.000%	02/01/37	2,165,636
328,583	FNMA Pool 904968	6.000%	02/01/37	362,243
350,711	FNMA Pool 905013	6.000%	05/01/37	389,773
998,650	FNMA Pool 909131(h)	6.000%	12/01/37	1,158,238
266,462	FNMA Pool 953094	6.000%	01/01/38	297,376
108,061	FNMA Pool 835580	6.500%	07/01/35	115,867
650,447	FNMA Pool 850030	6.500%	05/01/36	740,371
1,105,432	FNMA Pool 850034(h)	6.500%	05/01/36	1,257,138
2,129,335	FNMA Pool 850043(h)	6.500%	06/01/36	2,556,797
Total Puerto Rico Fannie Mae Bonds				31,018,142
(Cost $27,030,883)

Puerto Rico Freddie Mac Bonds (2.41%)(j)
281,603	FGLMC Pool G08831	4.000%	08/01/48	299,886
265,039	FGLMC Pool D97354(h)	5.500%	05/01/24	289,891
355,562	FGLMC Pool D97957	5.500%	01/01/26	389,356
24,840	FGLMC Pool A35321	5.500%	06/01/35	27,248
23,098	FGLMC Pool C15072	6.000%	09/01/28	25,420
668,642	FGLMC Pool A45241(h)	6.000%	02/01/35	772,352
129,517	FGLMC Pool A41459	6.000%	01/01/36	142,656
36,209	FGLMC Pool A56874	6.000%	01/01/37	39,874

See Notes to Financial Statements
14	(787) 754-4488 | www.popular.com

Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments
December 31, 2021 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Freddie Mac Bonds (continued)
$58,096	FGLMC Pool A58013	6.000%	03/01/37	$63,965
495	FGLMC Pool A64760	6.000%	07/01/37	546
Total Puerto Rico Freddie Mac Bonds				2,051,194
(Cost $1,843,515)

Total Puerto Rico Collateralized Mortgage Obligations				$2,051,194
Corporate Bonds (5.79%)
1,727,000	Microsoft Corp.(a)	3.450%	08/08/36	1,987,862
1,500,000	Microsoft Corp.(a)	3.500%	02/12/35	1,713,072
300,000	Microsoft Corp.(a)	3.700%	08/08/46	357,815
750,000	Microsoft Corp.(a)	3.750%	02/12/45	882,353
Total Corporate Bonds				4,941,102
(Cost $4,317,638)

US Government Sponsored Entities (8.91%)
1,000,000	Federal Farm Credit Banks Funding Corp.	2.600%	07/07/36	1,077,387
6,000,000	Federal Farm Credit Banks Funding Corp.(h)	2.830%	11/28/28	6,516,832
Total US Government Sponsored Entities				7,594,219
(Cost $6,923,906)

Total Investments (130.80%)
(Cost $100,210,268)				$111,538,345

Liabilities in Excess of Other Assets (-30.80%)				(26,263,520)
NET ASSETS (100.00%)				$85,274,825

(a)	Security may be called before its maturity date.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	These securities are the exchanged bonds under COFINA's Third Amended Plan of Adjustment (the "Plan").
(d)	PR Agency Bonds - issued by agencies or instrumentalities of the Commonwealth of Puerto Rico and payable from revenues and other sources of income of the agency or instrumentality as specified in the applicable offering document. These bonds are not obligations of the Commonwealth of Puerto Rico.
(e)	Investments in collateralized mortgage obligations - These obligations are comprised of subordinates tranches of securitizations. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(f)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 2 to the financial statements for additional information.

See Notes to Financial Statements
Semi-Annual Report | December 31, 2021	15

Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments
December 31, 2021 (Unaudited)

(g)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(h)	A portion or all of the security has been pledged as collateral for securities sold under agreements to repurchase.
(i)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(j)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Fair Value
South Street Securities, LLC	0.32%	12/15/21	01/13/2022	$10,044,000
Goldman Sachs, LLC	0.22%	12/21/2021	01/11/2022	7,873,000
South Street Securities, LLC	0.30%	12/30/2021	01/03/2022	8,767,000
				$26,684,000

All agreements can be terminated by either party on demand at value plus accrued interest.

See Notes to Financial Statements
16	(787) 754-4488 | www.popular.com

Popular High Grade Fixed Income Fund, Inc.	Statement of Assets and Liabilities
December 31, 2021 (Unaudited)

ASSETS:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $26,665,439)	$30,739,094
Other securities, at fair value (cost $73,544,829)	80,799,251
$111,538,345
Cash and cash equivalents	76,339
Interest receivable	864,919
Prepaid and other assets	72,719
Total Assets	112,552,322

LIABILITIES:
Payable for reverse repurchase agreements (cost $26,684,000)	26,684,000
Interest payable on reverse repurchase agreements	2,193
Payable for fund shares redeemed	100
Payable for distributions to shareholders	251,273
Payable for shareholder servicing	37,393
Payable to Adviser, net of waiver	37,390
Payable to fund accounting and administration	26,148
Payable for Transfer Agency fees	16,901
Payable to Directors	5,534
Payable for Legal fees	26,923
Payable for Compliance fees	1,629
Payable for Custodian fees	1,767
Payable for Audit fees	131,500
Other payables	54,746
Total Liabilities	27,277,497
Net Assets	$85,274,825

NET ASSETS CONSIST OF:
Paid-in capital - $0.01 par value, 2,000,000,020 shares authorized, 14,353,826 issued and outstanding	$214,758,810
Accumulated deficit	(129,483,985)
Net Assets	$85,274,825

PRICING OF SHARES:
Class A Shares
Net Assets	$85,274,825
Shares outstanding	14,353,826
Net asset value per share	$5.94

See Notes to Financial Statements
Semi-Annual Report | December 31, 2021	17

Popular High Grade Fixed Income Fund, Inc.	Statement of Operations
For the Six Months Ended December 31, 2021 (Unaudited)

INVESTMENT INCOME:
Interest	$2,278,159
Total Investment Income	2,278,159

EXPENSES:
Investment Adviser fee	287,531
Distribution Fees:	98,210
Accounting and Administration fees	66,284
Compliance expense	2,601
Sub-transfer agent fees	43,954
Interest on reverse repurchase agreements	38,114
Audit expenses	65,476
Legal expenses	61,500
Custodian fees	1,767
Director expenses	11,239
Printing expenses	4,247
Insurance fee	73,924
Other expenses	117,007
Total expenses before waiver	871,854
Less fees waived by investment adviser	(105,949)
Total Expenses	765,905
Net Investment Income	1,512,254

REALIZED GAIN/(LOSS) & UNREALIZED APPRECIATION/(DEPRECIATION):
Net realized gain on:
Investments	99
Net realized gain	99
Net change in unrealized depreciation on:
Investments	(2,064,566)
Net change in unrealized depreciation	(2,064,566)
Net Realized and Unrealized Loss on Investments	(2,064,467)
Net Decrease in Net Assets Resulting from Operations	$(552,213)

See Notes to Financial Statements
18	(787) 754-4488 | www.popular.com

Popular High Grade
Fixed Income Fund, Inc.	Statement of Changes in Net Assets

	For the Six Months Ended December 31, 2021 (Unaudited)	For the Year Ended June 30, 2021
NET INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income	$1,512,254	$3,583,082
Net realized gain/(loss)	99	(78,115)
Net change in unrealized depreciation	(2,064,566)	(536,290)
Net increase/(decrease) in net assets resulting from operations	(552,213)	2,968,677

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class A dividends	(1,533,809)	(3,272,564)
Net decrease in net assets from distributions to shareholders	(1,533,809)	(3,272,564)

CAPITAL SHARE TRANSACTIONS:
Class A Common Shares:
Proceeds from shares issued	1,956	2,249,567
Reinvestment of dividends	113,966	342,653
Cost of shares redeemed	(3,950,184)	(9,812,734)
Net decrease in net assets from capital share transactions	(3,834,262)	(7,220,514)
Net Decrease in Net Assets	(5,920,284)	(7,524,401)

NET ASSETS:
Beginning of period	91,195,109	98,719,510
End of period	$85,274,825	$91,195,109

See Notes to Financial Statements
Semi-Annual Report | December 31, 2021	19

Popular High Grade Fixed Income Fund, Inc.	Statement of Cash Flows
For the Six Months Ended December 31, 2021 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(552,213)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(905,666)
Proceeds from disposition of investment securities	9,721,778
Amortization of premium and accretion of discount on investments, net	97,431
Net realized gain on:
Investments	(99)
Net change in unrealized depreciation on:
Investments	2,064,566
(Increase)/Decrease in assets:
Interest receivable	50,635
Prepaid and other assets	(72,719)
Increase/(Decrease) in liabilities:
Payable for shareholder servicing	22,318
Payable for interest expense and fees on Floating Rate Note Obligations	956
Payable to Transfer agency	2,577
Payable to Adviser	(7,277)
Payable to fund accounting and administration fees	11,259
Payable to Directors and Officers	5,534
Payable for Audit fees	47,983
Payable for Compliance fees	1,629
Payable for Custodian fees	1,767
Payable for Legal fees	(70,245)
Other payables	1,094
Net cash provided by operating activities	$10,421,308

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash receipts from reverse repurchase agreements	$1,249,460,756
Cash payments for reverse repurchase agreements	(1,251,198,756)
Shares redeemed	(3,950,184)
Proceeds from sale of capital shares	2,056
Cash distributions paid to common shareholders -net of distributions reinvested	(4,704,780)
Net cash used in financing activities	$(10,390,908)

Net increase in cash and restricted cash	$30,400
Cash and restricted cash, beginning of year	$45,939
Cash and restricted cash, end of year	$76,339

See Notes to Financial Statements
20	(787) 754-4488 | www.popular.com

Popular High Grade Fixed Income Fund, Inc.	Statement of Cash Flows
For the Six Months Ended December 31, 2021 (Unaudited)

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements	$(956)
Reinvestment of distributions	$113,966

See Notes to Financial Statements
Semi-Annual Report | December 31, 2021	21

Popular High Grade Fixed Income Fund, Inc.	Financial Highlights
For a Share Outstanding During the Period Presented

	For the Six Months Ended December 31, 2021 (Unaudited)
Net asset value - beginning of period	$6.08
Income/(loss) from investment operations:
Net investment income(a)	0.10
Net realized and unrealized gain(a)	(0.13)
Total income from investment operations	(0.03)
Less distributions:
Dividends from net investment income	(0.11)
Total distributions	(0.11)
Net decrease in net asset value	(0.14)
Net asset value - end of period	$5.94
Total Return(b)	(0.59	%)(c)(d)
Supplemental Data:
Net assets, end of period (in thousands)	$85,275
Ratios to Average Net Assets(e)
Ratio of gross expenses to average net assets(f)	1.95	%(g)
Ratio of net expenses to average net assets(f)(h)	1.72	%(g)
Ratio of gross operating expenses to average net assets (i)	1.63	%(g)
Interest and leverage related expenses to average net assets	0.09	%(g)
Ratio of net investment income to average net assets(h)	3.39	%(g)
Portfolio turnover rate	0	%(c)

(a)	Based on weekly average outstanding common shares of 14,657,055 for the period ended December 31, 2021.
(b)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan
(c)	Not annualized.
(d)	Total return excludes the effect of initial and contingent deferred sales charges.
(e)	Based on average net assets attributable to common shares of 88,557,588 for the period ended December 31, 2021.
(f)	Expenses include both operating and interest and leverage related expenses.
(g)	Annualized.
(h)	The effect of the expenses waived for the period ended December 31, 2021, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.24%.
(i)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements
22	(787) 754-4488 | www.popular.com

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2021 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Popular High Grade Fixed-Income Fund, Inc. (the "Fund") is a non-diversified, open-end investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Puerto Rico Investment Companies Act. The Fund was incorporated on August 13, 2002 and started operations on September 24, 2002.

The Fund’s investment objective is to seek to provide a high level of current income that is consistent with the preservation of capital. There can be no assurance that the Fund will achieve its objectives.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. The Fund registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), by filing the corresponding Notification of Registration on Form N-8A on May 21, 2021. Upon its registration under the 1940 Act, the Fund must now register its future offering of securities under the U.S. Securities Act of 1933, as amended, absent any available exemption, by filing Registration Statement on Form N-1A with the Securities and Exchange Commission (the “SEC”). In connection with the process required for registration of these securities, the Fund has suspended its current offering of securities, pending their registration or an exemption therefrom, in connection with any such offering.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of all demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At December 31, 2021, cash and cash equivalents consisted of a time deposit open account amounting to $76,339 with Banco Popular de Puerto Rico, which is an affiliated entity.

(b)	Valuation of Investments – All securities are presented at fair value, which is determined on the basis of valuations provided by dealers or by pricing services approved by the Fund's management and Board of Directors, with the assistance of the Investment Adviser, Popular Asset Management (refer to Note 3 for details on investment agreements). See Note 2 for further discussions regarding fair value disclosures.

Semi-Annual Report | December 31, 2021	23

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2021 (Unaudited)

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the Puerto Rico Investment Companies Act, the Fund will not be subject to Puerto Rico (“PR”) income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund is exempt from U.S. income taxes, except for dividends received from U.S. sources, which are subject to a 10% U.S. withholding tax, if certain requirements are met. Dividend income is recorded net of taxes. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. Federal income tax return.

GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year.

Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years). Management concluded that no liability should be recorded as the Fund has not taken any uncertain tax positions on returns filed for open tax years. On an ongoing basis, management will monitor the Fund's tax position to determine if adjustments to this conclusion are necessary.

The balance of undistributed net investment income and of accumulated net realized gain on investments reflect the reclassification of permanent differences and of temporary differences between book and tax balances that become permanent (See Note 9).

(d)	Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or reinvested at the discretion of common stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

(e)	Share subscriptions and redemptions – Shares of the Fund are sold at their Net Asset Value (NAV), which is determined daily, plus an initial sales charge of up to 3.75%. Shares may be redeemed on each day of the week on which the NYSE is open for trading and banks in the Commonwealth of Puerto Rico are open for business at a price per share equal to the NAV per share determined as of the close of trading on the NYSE on the date of receipt of the request for redemption.

Shareholders have the ability to redeem shares of an open-end fund and simultaneously purchase shares of another open-end fund within the same family of investment companies, often at no or reduced fees. Refer to Note 4 – Capital Share Transactions.

24	(787) 754-4488 | www.popular.com

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2021 (Unaudited)

(f)	Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit a more stable level of distribution. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board of Directors reserves the right to do so in its sole discretion. The Fund records dividends to its shareholders on the ex-dividend date.

(g)	Futures Contracts – Futures contracts provide for the future sale by one party and purchase by another party of a specified security at a specified future time and at a specific price. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes an unrealized gain or loss equal to the daily variation margin until the contract is closed out, at which time the Fund realizes a gain or loss. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Risks exceed related amounts recognized in the Statement of Assets and Liabilities. The Fund’s management enters into these transactions to simulate full investments of a portion of the Fund’s assets in one or more market indices, to facilitate trading, to reduce transaction costs, and to seek higher investment returns.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit on several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. During the six months ended December 31, 2021, the Fund did not invest in futures contracts.

(h)	Securities Sold Under Agreements to Repurchase – Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

Semi-Annual Report | December 31, 2021	25

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2021 (Unaudited)

(i)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For the six months ended December 31, 2021, the Fund decreased interest income in the amount of $4,251 related to realized loss on mortgage-backed securities paydowns. However, for purpose of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses (See Note 9).

(j)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the average cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected. For other equity securities, dividend income is recorded on the ex-dividend date. Certain dividends from U.S. sources are subject to a 10% U.S. income tax withholding. Such income is reflected in the Statement of Operations net of the applicable withholdings.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available.

26	(787) 754-4488 | www.popular.com

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2021 (Unaudited)

The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation of these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –

Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale.

On May 23, 2014, the Board of Directors of the Fund delegated to the Valuation Committee, comprised of voting members of Popular Asset Management, a division of Banco Popular, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

•	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;
•	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Advisers, represent the fair value of the portfolio instruments;
•	A price of a portfolio instrument that has not changed for four consecutive pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;
•	Any PR taxable securities and the U.S. portfolio instruments whose value has not changed for two consecutive pricing periods.

Semi-Annual Report | December 31, 2021	27

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2021 (Unaudited)

Following is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2.

Collateralized mortgage obligations: Agency and private collateralized mortgage obligations (“CMOs”) are priced based on a bond’s theoretical value from similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The option adjusted spread includes prepayment and volatility assumptions, ratings (whole loans collateral) and spread adjustments. CMO’s that include a significant adjustment based on assumptions important to market participants, such as credit risk, source of payment, etc., are classified as Level 3.

Obligations of Puerto Rico and political subdivisions: Fair value of Puerto Rico obligations and political subdivisions are obtained from third-party pricing service providers. They are segregated and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves, and discount and capital rates. These bonds are classified as Level 2.

Obligations of U.S. Government sponsored entities, State and Municipal Obligations: The fair value of Obligations of U.S. Government sponsored entities, state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

U.S. Corporate Bonds: The fair value of corporate bonds is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities for which the fair value incorporates a credit spread in deriving their fair value. These securities are classified as Level 2.

Futures contracts: The fair value of futures contracts is based on quoted market prices obtained from an active exchange market. Futures contracts involve Ten Year US Treasury Notes and are classified as Level 1.

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Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2021 (Unaudited)

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$29,364,846	$–	$29,364,846
Puerto Rico Agencies	–	12,280,585	–	12,280,585
Puerto Rico Government
Instrumentalities Tax
Exempt Notes	–	13,332,503	–	13,332,503
Puerto Rico Collateralized
Mortgage Obligations	–	–	14,865	14,865
Puerto Rico GNMA Bonds	$–	$10,940,889	$–	$10,940,889
Puerto Rico Fannie Mae Bonds	–	31,018,142	–	31,018,142
Puerto Rico Collateralized
Mortgage Obligations	–	2,051,194	–	2,051,194
Corporate Bonds	–	4,941,102	–	4,941,102
US Government Sponsored
Entities	–	7,594,219	–	7,594,219
Total	$–	$111,523,480	$14,865	$111,538,345

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of December 31, 2021:

Asset Type	Balance as of June 30, 2021	Accrued Discount/ premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of December 31, 2021	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2021
Collateralized Mortgage Obligations	$–	$–	$–	$–	$–	$–	$–	$14,865	$–	$14,865	$–
	$–	$–	$–	$–	$–	$–	$–	$14,865	$–	$14,865	$–

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of December 31, 2021 there were no temporary cash investments.

Semi-Annual Report | December 31, 2021	29

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2021 (Unaudited)

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODIAN, DISTRIBUTOR, TRANSFER AGENCY ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

Popular Asset Management LLC (the "Investment Adviser") acts as the investment adviser of the Fund. The investment advisory fee is calculated at an annual rate of 0.50% of the Fund’s average daily net assets. For the six months ended December 31, 2021, investment advisory fees amounted to $287,531, of which $37,390 remain payable at period-end.

ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provide various administration, fund accounting, transfer agent and investor accounting services to the Fund. Prior to September 27, 2021, Banco Popular provided administrative services to the Fund and prior to November 15, 2021, provided transfer agent services to the Fund. For the six months ended December 31, 2021, the administrative fees and transfer agent fees amounted to $66,284 and $43,954, respectively.

JPMorgan Chase has been retained to provide custody services to the Fund. Prior to November 2021, Banco Popular also provided custody services to the Fund. For the six months ended December 31, 2021, the custody fees amounted to $1,767.

Popular Securities LLC, an affiliate, serves as distributor (“Distributor”) of the shares of Common Stock of the Fund. Pursuant to a Distribution Plan, the Fund makes monthly payments to the Distributor for the distribution of the Fund’s shares. The fees related to this service are calculated at an annual rate of 0.25% of the Fund's daily average net assets. For the six months ended December 31, 2021, distribution fees amounted to $98,210. During the six months ended December 31, 2021, the distributor received sales charges amounting to approximately $29,971 from sales of shares.

Certain officers and one director of the Fund are also officers and directors of Banco Popular or its affiliates. The other three directors of the Fund’s Board are independent and are paid based upon an agreed fee of $1,000 per meeting. The three independent directors of the Fund also serve on the Fund’s audit committee and are paid based upon an agreed fee of $1,000 per committee meeting. For the six months ended December 31, 2021, the compensation expense for the three independent directors of the Fund was $11,239, of which $5,534 remain payable at period-end.

Prior to May 21, 2021, the Fund was not registered under the U.S. Investment Company Act of 1940, as amended, and therefore was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, Banco Popular de Puerto Rico, Popular Securities LLC, or their respective affiliates ("Affiliated Transactions"). In that regard, the Board of Directors of the Fund adopted a set of procedures ("Procedures") for Affiliated Transactions in an effort to address potential conflicts of interest that may arise.

The affiliates of the Fund may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Fund invests.

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Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2021 (Unaudited)

NOTE 4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 2,000,000,020 shares of common stock, par value $0.01 per share, consisting of 1,900,000,000 Class A shares, 20 Class B shares, and 100,000,000 shares of preferred stock. Neither Class B shares nor preferred stock have been issued by the Fund.

Capital share transactions for the six months ended December 31, 2021 and the year ended June 30, 2021 were as follows:

Common shares:	For the Six Months Ended December 31, 2021	For the Year Ended June 30, 2021
Class A:

Common shares outstanding - beginning of period	14,987,362	16,165,413
Common shares issued	324	369,238
Common shares issued as reinvestment of dividends	18,827	55,922
Common shares redeemed	(652,687)	(1,603,211)
Common shares outstanding - end of period	14,353,826	14,987,362

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from sales, maturities, and paydowns of portfolio securities, excluding short-term transactions, for the six months ended December 31, 2021 were $430,780 and $1,875,949, respectively. Investment transactions in long-term U.S. Government Obligations for the six months ended December 31, 2021 were $0 and $2,000,000, respectively.

All investment transactions were made with unaffiliated parties.

NOTE 6. SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE

Weighted average interest rate at end of the year	0.28%
Maximum aggregate balance outstanding at any time during the year	$28,999,860
Average balance outstanding during the year	$27,472,096
Average interest rate during the year	0.27%

At December 31, 2021, interest rates on securities sold under agreements to repurchase ranged from 0.22% to 0.30% with maturities up to January 13, 2022. Some of the outstanding agreements to repurchase as of year-end may be called by the counterparty before its maturity date.

At December 31, 2021, investment securities with fair values amounting to $30,739,094 are pledged as collateral for securities sold under agreements to repurchase. The counterparties have the right to sell or repledge the assets during the term of the reverse repurchase agreement with the Fund. Interest payable on securities sold under agreements to repurchase amounted to $2,193 at December 31, 2021.

Semi-Annual Report | December 31, 2021	31

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2021 (Unaudited)

At December 31, 2021, the total value of securities sold to under agreements to repurchase were as follows:

Counterparty	Amount	%
Unaffiliated	$26,684,000	100%
Total	$26,684,000	100%

NOTE 7. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, Management has determined to disclose any investment whose fair value is over 5% of Net Assets, both individually or in the aggregate. Moreover, collateralized investments have been excluded for this disclosure.

The major concentration of credit risk arises from the Fund's investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. Government are excluded. At December 31, 2021, the Fund had the following investments in issuers located in the United States of America that are not guaranteed by the U.S. Government:

Issuer	Aggregate Market Value	Percentage of Net Assets
Puerto Rico GNMA	$10,940,889	12.83%
Puerto Rico Fannie Mae	31,018,142	36.37%
Puerto Rico Freddie Mac	2,051,194	2.41%

As of December 31, 2021, the fund had $76,339 on deposit with Banco Popular, an affiliate, which represents approximately 0.09% of the net assets of the Fund.

As stated in the Prospectus, the Fund will ordinarily invest at least 20% of its total assets in Puerto Rico obligations (the “20% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. Government or any of its subdivisions, the Fund is more susceptible to factors affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

NOTE 8. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments. Some of these requirements and or were limitations are imposed statutorily or by regulation while others are imposed by procedures established by the Board of Directors of the Fund. The most significant requirements and limitations are discussed below.

As a result of certain requirements of the Investment Companies Act that were applicable to the Fund prior to registration but continue to be fundamental policies of the Fund and rulings issued by the Commissioner of Financial Institutions (“OCFI”), the Fund is required to invest at least 20% of the Fund’s total assets in Puerto Rico Assets (the “20% investment requirement”). The balance of the Fund’s assets will be invested in U.S. debt and other fixed-income obligations. The Fund will continue to be required to invest at least 90% of its assets in securities that are rated, at the time of purchase, within the highest rating category by one or more nationally recognized statistical rating organizations or are deemed of comparable quality by the Fund’s investment adviser.

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Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2021 (Unaudited)

The Fund’s investment objective and fundamental policies may not be changed without the vote of a majority of the Fund’s outstanding shares of common stock. All other investment policies and limitations, however, subject to applicable federal securities laws and regulations, may be changed by the Board of Directors of the Fund without the approval of either the Fund’s shareholders.

The Fund’s leverage, as measured by the ratio of total assets, may not exceed 33 1/3%. Should this ratio be exceeded, the Fund is precluded from further leverage transactions until the maximum 33 1⁄3% ratio is restored.

The Fund may issue preferred stock, debt securities and other forms of leverage to the extent that immediately after their issuance the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

As of December 31, 2021, the Fund was in compliance with the Investment Requirement ratios.

NOTE 9. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED GAIN ON INVESTMENTS AND NET REALIZED GAIN ON INVESTMENTS FOR TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized gain on investments reflected in the financial statements differ from distributable net investment income and net realized gain on investments for tax purpose, respectively, as follows:

Net investment income	$1,512,254
Reclassification of realized gain (loss) on securities’ paydowns	(4,251)
Distributable net investment income for tax purposes	$1,508,003

Net realized gain on investments	$99
Reclassification of realized gain (loss) on securities’ paydowns	4,251
Net realized gain on investments, for tax purposes	$4,350

Semi-Annual Report | December 31, 2021	33

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements
December 31, 2021 (Unaudited)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$100,210,268
Gross appreciation	11,328,077
Gross depreciation	—
Net appreciation/(depreciation)	$11,328,077

For the six months ended December 31, 2021, the Fund distributed $1,533,809 to shareholders. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at December 31, 2021 were as follows:

Undistributed net investment income, beginning of the year	$1,240,125
Distributable net investment income for the year	1,508,003
Dividends	(1,533,809)
Undistributed net investment income, end of theyear	$1,214,319

Accumulated net realized loss on investments, beginning of the year	$(142,030,731)
Net realized gain on investments for the year	4,350
Accumulated net realized loss on investments, end of theyear	$(142,026,381)

NOTE 10. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 11. SUBSEQUENT EVENTS

On January 28, 2022, the Board of Directors declared an ordinary net investment income dividend of $0.0175 per common share, which was paid on February 15, 2022 to common shareholders of record as of January 27, 2022.

On February 25, 2022, the Board of Directors declared an ordinary net investment income dividend of $0.0175 per common share, which will be paid on March 15, 2022 to common shareholders of record as of February 24, 2022.

The Fund has performed an evaluation of events occurring subsequent to December 31, 2021 through March 1, 2021, which is the date the financial statements were available to be issued. Management has determined that there were no events occurring in this period that required disclosure in or adjustment to the accompanying financial statements other than those disclosed above.

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Popular High Grade Fixed Income Fund, Inc.	Other Information
December 31, 2021 (Unaudited)

Shareholder Meeting

The Annual Meeting of Shareholders was held on October 27, 2021 (the “Annual Meeting”). The voting results for the proposals considered at the Annual Meeting are as follows:

1.	Election of Directors. The stockholders of the Fund elected Juan O. Guerrero, Jorge I. Vallejo, Carlos A. Pérez and Enrique Vila del Corral to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2022 or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Juan O. Guerrero	14,646,194	122,859
Jorge I. Vallejo	14,698,941	70,112
Carlos A. Pérez	14,709,369	59,684
Enrique Vila del Corral	14,571,214	197,839

2.	Independent Auditors. The stockholders of the Fund ratified the selection of PricewaterhouseCoopers as the independent auditors of the Fund for the fiscal year ending 2022.

For	Against	Abstain
14,642,308	32,818	93,927

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-754-4488.

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available free of charge upon request, by calling 787-754-4488 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available free of charge upon request, by calling 787-754-4488 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Semi-Annual Report | December 31,	35

Popular High Grade	Statement Regarding Basis for Approval
Fixed Income Fund, Inc.	of Investment Advisory Contract
December 31, 2021 (Unaudited)

The Board of Directors (the “Board”) of Popular High Grade Fixed Income Fund, Inc. (the “Fund”) met on May 18, 2021 (the “Meeting”) to consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and Popular Asset Management LLC, the Fund’s investment adviser (the “Advisor”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Advisers, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objectives. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Advisor with respect to such matters.

The independent members of the Board (collectively, the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement was based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreement. In evaluating the Advisory Agreement, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Advisor. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund was fair and reasonable and that the Advisor’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, the nature, extent and quality of the Advisor’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Advisor provides to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Advisor provides portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non-advisory services the Advisor provides to manage and operate the Fund (in addition to those provided by other third-parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

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Popular High Grade	Statement Regarding Basis for Approval
Fixed Income Fund, Inc.	of Investment Advisory Contract
December 31, 2021 (Unaudited)

In addition to the services provided by the Advisor, the Independent Directors also considered the risks borne by the Advisor in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Advisor, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided the Fund’s performance data for the one-, three-, five-, and ten-year periods ended December 31, 2020 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Advisor in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds. The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Advisor’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Advisor with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Advisor (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Adviser to keep expenses to certain levels and reviewed the amounts the Advisor had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

Semi-Annual Report | December 31, 2021	37

Popular High Grade	Statement Regarding Basis for Approval
Fixed Income Fund, Inc.	of Investment Advisory Contract
December 31, 2021 (Unaudited)

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Advisor’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Advisor for the year ended December 31, 2020. The Independent Directors also considered the overall financial condition of the Advisor and the Advisor’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Advisor derived from its relationship with the Fund for the fiscal year ended June 30, 2020 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Advisor’s revenues, expenses and net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Advisor including and excluding distribution expenses incurred by the Advisor from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Advisor and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund-by-Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Advisor’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Advisor. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Advisor’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Advisor may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Advisor may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Advisor and concluded that the indirect benefits received were reasonable.

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Popular High Grade	Statement Regarding Liquidity
Fixed Income Fund, Inc.	Risk Management Program
December 31, 2021 (Unaudited)

The Securities and Exchange Commission ("SEC") has adopted Rule 22e-4 under the 1940 Act (the "Liquidity Rule") in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of Fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the "Program"). The Program is reasonably designed to assess and manage the Fund's liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors' interest in the Fund.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund's liquidity risk that takes into account as relevant to the Fund's liquidity risk: 1) the Fund's investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; and 2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions. The Liquidity Rule also requires the classification of the Fund's investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: "Highly Liquid", "Moderately Liquid", "Less Liquid", and "Illiquid." Funds that are not invested primarily in "Highly Liquid Investments" (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a "Highly Liquid Investment Minimum" ("HLIM"), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board of Directors ("BOD") and the SEC (on a non-public basis) as required by the Program and Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund's net assets would consist of "Illiquid Investments" (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and consequently the Program, also require reporting to the BOD and the SEC (on a non-public basis) if a Fund's holdings of Illiquid Investments exceed 15% of the Fund's assets.

At a meeting held on November 4, 2021, the Advisor presented a report to the BOD that addressed the operation of the Program and assessed the Program's adequacy and effectiveness of implementation (the "Report"). The Report covered the quarter ended September 30, 2021, and stated the following:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund's liquidity risk and was operated effectively to achieve that goal;
•	The Fund's investment strategy remained appropriate for an open-end Fund;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investor's interests in the Fund;
•	The Fund did not breach the 15% limit on Illiquid Investments; and
•	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

Semi-Annual Report | December 31, 2021	39

INVESTMENT ADVISER

Popular Asset Management LLC
209 Muñoz Rivera Avenue
Popular Center North Tower, 4th Floor
San Juan, Puerto Rico 00918

ADMINISTRATOR AND TRANSFER AGENT

ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

CUSTODIAN

JPMorgan Chase
1111 Polaris Parkway
Columbus, OH 43240

LEGAL COUNSEL

Pietrantoni Méndez & Alvarez LLC
208 Ponce de León Avenue, Suite 1901
San Juan, Puerto Rico 00918

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
PO Box 363566
San Juan, Puerto Rico 00936-3566

DIRECTORS AND OFFICERS

Juan O. Guerrero
Chairman of the Board and President

Jorge I. Vallejo
Director

Carlos A. Pérez
Director

Enrique Vila del Corral
Director

José González
Treasurer

Manuel Rodríguez-Boissén
Secretary

Remember that shares of the Fund:

- *Are not bank deposits and are not insured by the FDIC or any other governmental agency.*
- *Are not obligations of or guaranteed by Banco Popular de Puerto Rico or any other bank.*
- *Are subject to investment risks, including possible loss of the principal amount invested.*

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-end Management Investment Companies.

Not applicable to Registrant.

Item 13.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Popular High Grade Fixed-Income Fund, Inc.

By:	/s/ Juan O. Guerrero Preston
Principal Executive Officer/President

Date:	March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below on behalf of the Registrant and in the capacities and on the dates indicated.

Popular High Grade Fixed-Income, Inc.

By:	/s/ Jose González
Principal Financial Officer/Treasurer

Date:	March 9, 2022